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                                                                    EXHIBIT 10.6

                  CREDIT SUISSE FIRST BOSTON (GUERNSEY BRANCH)
                                 WINTERTHUR LIFE

                                                                   April 3, 2000

MetLife, Inc.
1 Madison Avenue
New York, New York 10010

                              Standstill Agreement

Ladies and Gentlemen:

            Pursuant to a Stock Purchase Agreement, dated April 3, 2000, among MetLife, Inc., a Delaware corporation (the "Company"), Metropolitan Life Insurance Company, a life insurance company organized under the laws of New York ("MetLife"), and Credit Suisse First Boston, a Swiss corporation (through its Guernsey Branch), and Winterthur Life, a Swiss corporation (together with all of their current and future affiliates, "Purchaser") (the "Stock Purchase Agreement"), the Company has agreed to sell to Purchaser or its permitted assignees, and Purchaser has agreed to purchase from the Company, the Shares (as defined in the Stock Purchase Agreement). For purposes of this Agreement, "affiliate" shall mean a person or entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another person or entity.

            Purchaser and the Company are entering into this Agreement to define the future relationship between Purchaser and the Company and in consideration of the mutual covenants contained herein.
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            1. Restrictions on Transfers; Registration Rights.

                  (a) Restrictions on Transfers. Purchaser agrees that, prior to the first anniversary of the Closing (as defined in the Stock Purchase Agreement), it will not, directly or indirectly, sell, transfer or otherwise dispose of any interest in the Shares, provided that Purchaser may transfer Shares (i) to any affiliate (as defined in Rule 144 of the Securities Act of 1933, as amended (the "Securities Act")) of Purchaser that enters into a standstill agreement with the Company containing terms and conditions substantially equivalent to those in this Agreement, or (ii) pursuant to any tender offer or exchange offer which is recommended by the Board of Directors of the Company. After the first anniversary of the Closing and for the remaining term of this Agreement, Purchaser may sell, transfer or otherwise dispose of any interest in the Shares, provided that (x) such sale, unless it is made in a registered public offering or pursuant to a tender or exchange offer to the Company's stockholders, is not knowingly made to any person or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) acquiring all of Purchaser's Shares in the acquisition or that would, after giving effect to its acquisition of such Shares, beneficially own or have the right to acquire more than 4.9% of the Voting Securities (as defined below) then outstanding, unless such person or group has entered into a standstill agreement with the Company containing terms and conditions substantially equivalent to those in this Agreement (it being understood that Purchaser has no duty to inquire as to the beneficial ownership of any such person or group when Purchaser sells the Shares in a transaction on the New York Stock Exchange or any other exchange on which the Shares are listed at the time), and (y) (i) such sale is pursuant to an effective registration statement under the Securities Act, (ii) such sale is made after the termination of sale restrictions pursuant to Rule 144 of the Securities Act or any successor to such rule or (iii) Purchaser shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such sale is exempt from the provisions of Section 5 of the Securities Act.

            For purposes of this Agreement, the term "Voting Securities" shall mean securities of the Company, including the Shares, with the power to vote with respect to the election of directors generally, including any securities that are convertible or exchangeable for Voting Securities, it being understood that the number of Voting Securities outstanding as of any time of determination shall be determined as though all such securities, whether or not in the money, had been converted or exchanged, in accordance with their terms, into or for Voting Securities immediately prior to the time of determination.

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                        (b) Registration Rights.

                        (i) Required Registration. (A) At any time after the
            first anniversary of the Closing, Purchaser shall have the right, by written notice (the "Registration Notice") to the Company, to require the Company to use reasonable efforts to register (the "Required Registration") under the Securities Act all or any portion of the Shares then owned by Purchaser (the "Registrable Securities"), and the Company shall be obligated to register such Registrable Securities. Purchaser shall not be entitled to exercise more than one such right in any 12 month period or more than a total of five such rights during the term of this Agreement. Notwithstanding the foregoing, if, in addition to the Registrable Securities, the Required Registration is to include shares to be offered by the Company for its own account, shares of Trust Beneficiaries (as defined in the Plan of Reorganization, dated September 28, 1999, as amended, of MetLife (the "Plan")) having registration rights pursuant to Section 3.3(c)(v) of the Plan or shares of others persons with registration rights, and the Board of Directors of the Company believes, based on advice of a nationally recognized investment banking firm selected by the Company, that including all such shares would be likely to have an adverse effect upon the price, timing or distribution of the shares included in the Required Registration, then only such number of shares, if any, as the Board shall determine can be included without adversely affecting the offering shall be included in the Required Registration, and the shares to be included in the Required Registration will be allocated in the following priority: (w) all shares owned by such Trust Beneficiaries shall be included first,
            (x) all shares of Purchaser and Banco Santander Central Hispano S.A. (together with all of its current and future affiliates, the "Other Private Placement Purchaser") shall be included second, in proportion, as nearly as practicable, to the total number of shares of Common Stock proposed to be offered by each of Purchaser and the Other Private Placement Purchaser at the time of filing of the registration statement for the registration, (y) all shares of Common Stock of any other persons with registration rights shall be included third, in proportion, as nearly as practicable, to the total number of shares of Common Stock proposed to be offered by each of them at the time of the filing of the registration statement, and (z) all shares of the Company shall be included last. Purchaser may elect that the offering of Registrable Securities pursuant to this Section 1(b)(i) be in the form of an underwritten public offering, in which case Purchaser shall select the managing underwriters and any additional investment bankers and managers to be used in connection with the offering, provided that such managing underwriters and additional investment bankers and managers must be reasonably satisfactory to the Company. In the event Purchaser is not able to include all of the Shares Purchaser wishes to include in any Required Registration due to the limitation described in the immediately preceding sentence, Purchaser shall have the right to one additional Required

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            Registration with respect to such Shares subject to the limitations set forth in this Section 1(b)(i).

                        (B) Upon receipt of such Registration Notice, the
            Company will, as promptly as practicable, prepare and file with the Securities and Exchange Commission (the "SEC") and use its reasonable efforts to cause to become effective promptly, and in any event within 90 days from its receipt of the Registration Notice, a registration statement under the Securities Act with respect to the number of Registrable Securities specified in the Registration Notice, and will use its reasonable efforts to cause such registration statement to remain effective for such period of time as shall be required to complete the distribution of Registrable Securities contemplated thereby, but not for more than 120 days from the effective date thereof, provided that the Company shall be entitled to defer any such filing for a period of up to 180 days from the date of Purchaser's Registration Notice if the Company shall furnish Purchaser a certificate signed by its Chairman, President and Chief Executive Officer, Chief Financial Officer or Vice-Chairman stating that the filing of a registration statement at such time would be detrimental to the Company due to the pendency of a material acquisition or financing or for other reasonable cause.

                       (C) The Company will use its reasonable efforts to cause
            to be filed as soon as practicable following the first anniversary of the Closing, and in any event within 90 days thereafter, a shelf registration statement on Form S-3 (or any successor form) providing for the sale by Purchaser of all of the Registrable Securities and to have such shelf registration statement declared effective by the SEC. The Company will use its reasonable efforts to keep the shelf registration statement continuously effective until the third anniversary of the Closing or such shorter period that will terminate when all of the Registrable Securities covered by the shelf registration statement have been sold pursuant to the shelf registration statement. After the shelf registration statement has been declared effective, Purchaser will have the right to request, subject to paragraph (A), an unlimited number of sales pursuant to prospectuses or prospectus supplements under such shelf registration statement (such requests will be in writing and given at least ten business days prior to the proposed disposition and will state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by Purchaser), provided, however, that the Company shall be entitled to defer any such sale for a period of up to 180 days from the date of the Purchaser's written request therefore if the Company shall furnish Purchaser a certificate signed by its Chairman, President and Chief Executive Officer, Chief Financial Officer or Vice-Chairman stating that an offering at such time would be detrimental to the Company due to the pendency of a material acquisition or financing or for other reasonable cause, and provided further that the Company will not be required to permit sales pursuant to this paragraph (a) more than twice in each calendar year and (b) unless Purchaser proposes to dispose of outstanding Registrable Securities whose anticipated aggregate offering price exceeds $50,000,000. Notwithstanding anything to the contrary herein, an underwritten public offering by Purchaser under such Form S-3 shall be deemed to be a Required Registration and subject to the limitations set forth in paragraph
            (A) on the number of such Required Registrations per year and in total. Upon receipt of Purchaser's written request specified above, the Company will use its reasonable efforts to prepare and file with the SEC, prior to the date that the offering by Purchaser was proposed to be commenced, a supplement or post-effective amendment to the shelf registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus does not contain any untrue statement of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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                       (D) The Company will, if requested, prior to filing a
            registration statement or prospectus or any amendment or supplement thereto, furnish to Purchaser and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter furnish to Purchaser and underwriter, if any, such number of copies of such registration statement, each amendment or supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as Purchaser or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Purchaser.

                       (E) After the filing of the registration statement, the
            Company will promptly notify Purchaser of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

                       (F) The Company will use its reasonable efforts to
            register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any selling purchaser reasonably (in light of such purchaser's intended plan of distribution) requests and cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things reasonably requested by Purchaser to enable Purchaser to consummate the disposition of the Registrable Securities owned by Purchaser, provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this

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            Section 1(b)(i)(F), subject itself to taxation in any such jurisdiction or consent to general service of process in any such jurisdiction.

                        (G) The Company will promptly notify Purchaser, at any
            time up to 150 days after the effectiveness of the registration statement therefore, or, in the case of an offering under a registration statement on Form S-3 pursuant to paragraph (C), 150 days after the written notice from Purchaser requesting such offering pursuant to paragraph (C), when a prospectus relating to an offering of Registrable Securities pursuant to this Section 1(b) is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to Purchaser, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to Purchaser any such supplement or amendment.

                        (H) The Company will enter into customary agreements,
            including an underwriting agreement that includes representations and warranties, covenants and indemnification and contribution provisions, to the extent applicable, substantially identical to those contained in the underwriting agreements for the Company's initial public offering, and take such other actions as are reasonably requested by Purchaser in order to facilitate the disposition of such Registrable Securities.

                        (I) The Company will make available for inspection by
            any Purchaser, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any Purchaser or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility under the Securities Act, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement, subject to reasonable arrangements to ensure that privileges are maintained. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Purchaser agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it for any reason other than such due diligence purposes unless and until such is made generally available to the public. Purchaser further agrees that it will, upon learning that

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            disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                        (J) The Company will furnish to each selling Purchaser
            and to each underwriter, if any, a signed counterpart, addressed to such selling Purchaser or underwriter, of an opinion or opinions of counsel to the Company and a comfort letter or comfort letters from the Company's independent public accountants, each, to the extent applicable, in substantially identical form as those delivered in connection with the Company's initial public offering or otherwise in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Purchaser or the managing underwriter therefore reasonably requests.

                        (K) The Company will otherwise use its reasonable
            efforts to comply with all applicable rules and regulations of the Securities Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months that begins within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                        (L) The Company will use its reasonable efforts to cause
            all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                        (M) The Company shall make its senior management
            available for any road show recommended by the underwriters in connection with not more than one demand registration each year, and not more than five demand registrations in total, in each case including any registration effected pursuant to a Form S-3.

                        (N) Anything in this Agreement to the contrary
            notwithstanding, the Company shall not be obligated to file a registration statement pursuant to this Section 1(b) with respect to any Voting Securities or to include among the securities covered by a registration statement any Voting Securities requested to be so included pursuant to this Section 1(b) unless the Purchaser shall have, on request of the Company, promptly furnished to the Company in writing all information (x) with respect to Purchaser, such Voting Securities owned by Purchaser and requested to be so included and the transaction or transactions which Purchaser contemplates and
            (y) which any law, rule or regulation requires to be disclosed therein. Purchaser shall promptly furnish to the Company all information required to be disclosed in order to correct any misstatement or omission of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, or any preliminary

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            prospectus, based upon any information previously supplied by
            Purchaser to the Company.

                        (O) Purchaser agrees by acquisition of Registrable
            Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any securities of the Company of the same class of the Registrable Securities, during the 15 days prior to and the 90 days after any underwritten registration pursuant to this Section 1(b) has become effective (or such shorter period as may be required by the underwriter), except as part of such underwritten registration. Notwithstanding the foregoing sentence, Purchaser shall be entitled during the foregoing period to sell securities in a private sale.

                        (ii) Incidental Registration Rights. In addition to the
            provisions contained in Section 1(b)(i), if the Company shall at any time after the first anniversary of the Closing seek to register under the Securities Act for sale to the public in an underwritten offering any Voting Securities either for its own account or for the account of any one or more securityholders (other than a registration relating to Voting Securities issued or granted pursuant to any employee or director stock-based plan or in connection with an acquisition by the Company), and if the form of registration statement proposed to be used may be used for the registration of Registrable Securities, on each such occasion as it shall furnish Purchaser with prior written notice thereof promptly, but in any event less than 10 business days from the initial filing date. At the written request of Purchaser, given within 5 days after the receipt of such notice, to register any of Purchaser's Registrable Securities, the Company will cause such Registrable Securities, for which registration shall have been requested, to be included in such registration statement so as to permit the sale or other disposition by Purchaser as part of such underwritten public offering (an "Incidental Registration"). Notwithstanding the foregoing, if, in addition to the Registrable Securities, the Incidental Registration is to include shares to be offered by the Company for its own account, shares of Trust Beneficiaries having registration rights pursuant to Section 3.3(c)(v) of the Plan or shares of others persons with registration rights, and the Board of Directors of the Company believes, based on advice of a nationally recognized investment banking firm selected by the Company, that including all such shares would be likely to have an adverse effect upon the price, timing or distribution of the shares included in the Incidental Registration, then only such number of shares, if any, as the Board shall determine can be included without adversely affecting the offering shall be included in the offering, and the shares to be included in the Incidental Registration will be allocated in the following priority: (x) all shares of the Company and such Trust Beneficiaries shall be included first, (y) all shares of Purchaser and the Other Private Placement Purchaser shall be included

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            second, in proportion, as nearly as practicable, to the total number of shares of Common Stock proposed to be offered by each of Purchaser and the Other Private Placement Purchaser at the time of filing of the registration statement for the registration, and (z) all shares if Common Stock of any other persons with registration rights shall be included third, in proportion, as nearly as practicable, to the total number of shares of Common Stock proposed to be offered by each of them at the time of the filing of the registration statement.

                        (iii) Purchaser Obligation to Furnish Information. It
            shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1(b) with respect to the Registrable Securities that Purchaser shall furnish to the Company such information regarding itself and the intended method of disposition of the Registrable Securities as shall be required to effect the registration of such Registrable Securities under the Securities Act.

                        (c) Expenses. All expenses incurred by the Company in
            complying with Section 1(b), including any registration and filing fees, fees and expenses of compliance with securities or blue sky laws of the United States (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., listing or quotation fees, internal expenses (including all salaries and expenses of its officers and employees performing legal and accounting duties), fees of transfer agents and registrars, and the fees and expenses of counsel and accountants for Purchaser shall be borne by the Company. Purchaser shall be responsible for all underwriting fees, discounts or commissions and transfer taxes, with respect to Registrable Securities.

                        (d) Rule 144. The Company will file any reports required
            to be filed by it under the Securities Act and the 1934 Act and will take such further action as Purchaser may reasonably request, all to the extent required from time to time to enable Purchaser to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Purchaser, the Company will deliver to Purchaser a written statement as to whether it has complied with such requirements.

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            2. Standstill Provisions. Purchaser agrees that, during the term of this Agreement, without the Company's prior written consent, Purchaser will not:

                        (a) acquire, announce an intention to acquire, offer or
            propose to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of any Voting Securities, or direct or indirect rights to options to acquire (through purchase, exchange, conversion or otherwise) any Voting Securities, if, immediately after any such acquisition, Purchaser would beneficially own, in the aggregate, Voting Securities representing (x) more than 4.9% of the outstanding Voting Securities, or (y) more than 5.0% of the outstanding Voting Securities, provided that approval beneficially to own such percentage of Voting Securities is obtained from the New York Superintendent of Insurance prior to such increase to 5%, except in each case for any increase resulting from transactions in the ordinary course of the business of Purchaser as underwriter, broker/dealer, investment manager or investment adviser or from ordinary trading activities, unless such transactions were made with the purpose of changing or influencing the control of the Company;

                        (b) seek representation on the Board of Directors of the
            Company or the removal of any Company Directors or a change in the composition or size of the Board;

                        (c) make any statement or proposal, whether written or
            oral, to the Board of Directors of the Company, or to any director, officer or agent of the Company, or make any public announcement or proposal whatsoever with respect to a merger or other business combination, sale or transfer of assets, recapitalization, dividend, share repurchase, liquidation or other extraordinary corporate transaction with the Company or any other transaction which could result in a change of control, solicit or encourage any other person to make any such statement or proposal, or take any action which might require the Company to make a public announcement regarding the possibility of any transaction referred to in this paragraph (c) or similar transaction, or advise, assist or encourage any other persons in connection with the foregoing, except in the ordinary course of its investment banking activities as financial advisor;

                        (d) make, or in any way participate, directly or
            indirectly, in any "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 under the 1934 Act) to vote any Voting Securities, seek to advise, encourage or influence any person or entity with respect to the voting of any Voting Securities, initiate or propose any shareholder proposal or induce or attempt to induce any other person to initiate any shareholder proposal, or execute any written consent with respect to the

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            Company, except in the ordinary course of its investment banking activities as financial advisor;

                        (e) deposit any Voting Securities into a voting trust or
            subject any Voting Securities to any arrangement or agreement with respect to the voting of any Voting Securities other than this Agreement;

                        (f) form, join or in any way participate in a "group"
            (within the meaning of Section 13(d)(3) of the 1934 Act) with respect to any Voting Securities, other than a group which Purchaser is a member of as of the date hereof;

                        (g) otherwise act, alone or in concert with others, to
            seek to exercise any control or influence over the management, Board of Directors or policies of the Company;

                        (h) make a public request to the Company (or its
            directors, officers, shareholders, employees or agents) to take any action in respect of the foregoing matters; or

                        (i) disclose any intention, plan or arrangement
            inconsistent with the foregoing.

            Purchaser shall not, individually or acting in concert with the Other Private Placement Purchaser, direct or cause the direction, or attempt to direct or cause the direction of, the management or policies of any of the Company, MetLife and any of their affiliates that are controlled insurers, or otherwise exercise, or attempt to exercise, control over such companies or such affiliates, whether directly or indirectly.

            3. Specific Performance. Each of Purchaser and the Company acknowledges that the other party would not have an adequate remedy at law for money damages if any of the covenants or agreements of the other party in this Agreement were not performed in accordance with its terms and therefore agrees that the other party shall be entitled to specific enforcement of such covenants or agreements and to injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

            4. Legend. Each of the Company and Purchaser agrees that the certificates for the Shares shall bear the following legend thereon, which legend shall remain until the earliest of (a) the date the securities represented by such certificates are transferred in accordance with the provisions of this Agreement or (b) the termination of this Agreement pursuant to Section 9(a) or (c) or the termination of this

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Agreement (other than Sections 1(b), (c) and (d)) pursuant to Section 9(b), or as otherwise agreed among the Company, MetLife and Purchaser:

            THESE SECURITIES WERE SOLD IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933 OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THESE SECURITIES ARE SUBJECT TO THE PROVISIONS OF A STANDSTILL AGREEMENT DATED APRIL 3, 2000, BY AND BETWEEN THE ISSUER AND CREDIT SUISSE FIRST BOSTON (THROUGH ITS GUERNSEY BRANCH) AND WINTERTHUR LIFE, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH.

            5. Entire Agreement. The Stock Purchase Agreement and this Agreement contain the entire understandings of the parties with respect to the subject matter of such agreements. This Agreement may not be amended or any provision waived except by a writing signed, in the case of an amendment, by each party hereto and, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof unless the other party is materially prejudiced thereby, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights and remedies provided by law. At any time from and including the date of this Agreement until the second anniversary of the IPO, Purchaser and the Company shall not amend, directly or indirectly, any provision of this Agreement without the prior approval of the New York Superintendent of Insurance (the "Superintendent"). At any time from and including the second anniversary of the IPO (as defined in the Stock Purchase Agreement) until the end of the term of this Agreement, the Company shall notify the New York Insurance Department (the "Department") of any amendment, direct or indirect, to any provision, and the termination, of this Agreement. This Agreement is not assignable by either of the parties without the prior written consent of the other, except that (i) prior to Closing this Agreement may be assigned by a Purchaser to any subsidiary of Purchaser, substantially all of the Capital Stock of which is directly or indirectly owned by Purchaser, that is a Qualified Institutional Buyer (as that term is defined in Rule 144A under the Securities Act of 1933) or an accredited investor (as such term is defined under Regulation D of the Act), provided that such assignee enters into an assumption agreement reasonably satisfactory to the Company, and (ii) after Closing this Agreement may be assigned by a Purchaser to one or more of its affiliates to whom Shares are properly transferred in accordance with this Agreement, provided that, no assignment pursuant to clause (i) or (ii) will relieve Purchaser of its obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and upon transferees of Voting Securities who are affiliates or associates of Purchaser.

            6. Severability. If any terms, provision or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions and restrictions of this Agreement shall remain in full force and effect, unless such action would substantially impair the benefits to either party of the remaining provisions of this Agreement.

            7. Notices. Any notices and other communications required to be given pursuant to this Agreement shall be deemed to have been duly given or made as of the date delivered or mailed if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested), or delivered by facsimile or by telex, as follows:

            If to the Company:

            MetLife, Inc.
            1 Madison Avenue
            New York, New York 10010-3690
            Attention: General Counsel
            Telecopier: (212) 679-4523

            with copies to:

            Debevoise & Plimpton
            875 Third Avenue
            New York, New York 10022
            Attention: James C. Scoville, Esq.
            Telecopier: (212) 909-6836

            If to Purchaser:

                Credit Suisse First Boston

                Guernsey Branch
                P.O. Box 589
                Helvetia Court
                South Esplanade
                St. Peter Port
                Guernsey GY1 6LU
                Channel Islands

                Attention: Chief Financial Officer
                Telecopier: 44-1481-711-940

                Winterthur Life
                Paustrasse 9
                8401 Winterthur
                Switzerland
                Attention: Chief Financial Officer
                Telecopier: 41-52-261-7188
                Attention: General Counsel
                Telecopier: 41-52-261-4714

            with copies to:

                Credit Suisse First Boston Corporation
                11 Madison Avenue
                New York, NY 10010
                Attention: Chief Financial Officer
                Telecopier: (212) 325-8264
                Attention: General Counsel
                Telecopier: (212) 325-4819

            Purchaser shall notify the Company, and the Company shall notify the Department, of (a) any transfer of the Shares prior to the first anniversary of the Closing or any transfer thereafter requiring the entering into of a standstill agreement pursuant to clause (x) of the proviso to the second sentence of Section 1(a) and (b) any registration pursuant to Section 1(b). The Company shall notify the Department of any consent requested or granted pursuant to Section 2.

            8. Effectiveness of Agreement. This Agreement shall become effective only upon the execution and delivery of this Agreement by the parties hereto and the occurrence of the Closing under the Stock Purchase Agreement.

            9. Termination. This Agreement shall terminate upon the occurrence of any of the following:

                        (a) the written agreement of the Company and Purchaser
            to terminate this Agreement, provided that any termination prior to the second anniversary of the Closing shall not be effective without the approval of the Superintendent;

                        (b) the fifth anniversary of the date of the Closing,
            except for Sections 1(b), (c) and (d), which shall continue in effect indefinitely until terminated by any other provision of this
            Section 9; or

                        (c) Purchaser shall cease to own Voting Securities other
            than any Voting Securities acquired in the ordinary course of business of Purchaser as underwriter, broker-dealer, investment manager or investment adviser (unless such transactions were made with the purpose or with the effect of changing or influencing the control of the Company).

            10. Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

            11. Governing Law, etc. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof. This Agreement may be executed in one or more counterparts, which together will constitute a single agreement.

            12. Jurisdiction. Except as otherwise expressly provided in this Agreement, the parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or, if such court shall not have jurisdiction over such suit, any New York State court sitting in New York City, so long as such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents only with respect to such suits, actions or proceedings to the jurisdiction of such courts (and of the appropriate appellate courts there from) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Without limiting the foregoing, each party agrees that service of process on such party by hand delivery as provided in Section 7 shall be deemed effective service of process on such party.

            13. Waiver of Jury Trial. Each of the parties hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

            14. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

If you are in agreement with the foregoing, please sign the accompanying copy of this letter and return it to the Company, whereupon this letter shall be a binding agreement between you and the Company.

                                        Very truly yours,

                                        CREDIT SUISSE FIRST BOSTON
                                        (through its Guernsey Branch)

                                        By: /s/ A L Le Conte
                                           ------------------------------
                                           Name:  A L Le Conte
                                           Title: Chief Financial Officer

                                        By: /s/ K C Wallbridge
                                           ------------------------------
                                           Name:  K C Wallbridge
                                           Title: Deputy Head of Branch

                                        WINTERTHUR LIFE

                                        By:  /s/ Erwin Heri
                                           ------------------------------
                                           Name:   Erwin Heri
                                           Title:  Chief Investment Officer

                                        By:  /s/ Peter Mathis
                                           ------------------------------
                                           Name: Peter Mathis
                                           Title: Member of Management

Accepted and agreed as of the date first written above:

METLIFE, INC.

By:  /s/ William J. Wheeler
   -------------------------
   Name:
   Title: